EXHIBIT 99.2

Integer Announces Strategic Review to Maximize Stockholder Value

PLANO, Texas, April 30, 2026 (GLOBE NEWSWIRE) -- Integer Holdings Corporation (NYSE: ITGR), a leading global medical device contract development and manufacturing organization (CDMO), today announced that its Board of Directors (the “Board”) has initiated a strategic review. In consultation with its financial and legal advisors, the Board will consider a full range of potential opportunities including, but not limited to, a sale, merger, or strategic business combination as compared to the value creation opportunities from continued execution of the Company’s standalone strategy. The Board is committed to pursuing the best interests of the Company and its stockholders to maximize value.

“Integer is recognized as an industry leader, with world-class engineering and manufacturing capabilities, strong long-term customer relationships, a broad and deep portfolio, a robust and diversified pipeline, and exposure to attractive high-growth markets,” said Pamela G. Bailey, Integer’s Chair of the Board. “The Board remains confident in Integer’s strategy and long-term growth prospects. However, given the strong interest we have received in the Company, the Board believes now is the right time to consider all opportunities to further enhance stockholder value.”

“Over the past several years and through disciplined execution of our strategy, we have continued to strengthen Integer’s position as a leader in the contract development and manufacturing space, building a truly differentiated company,” said Payman Khales, Integer’s President and CEO. “Integer is a trusted partner to some of the most innovative companies in the medical device ecosystem. We remain focused on delivering value for our customers while we explore all options to maximize value for our stockholders.”

There is no deadline or definitive timeline set for the completion of the strategic review, and there can be no assurance that the review will result in any transaction or other outcome. Integer does not intend to make any further public comments on the process unless and until it determines that further disclosure is appropriate or necessary.

Advisors
Goldman Sachs & Co. LLC is serving as Integer’s financial advisor and Davis Polk & Wardwell LLP as legal advisor.

First Quarter 2026 Results
In a separate press release issued today, Integer reported first quarter 2026 financial results. The Company will host a conference call today at 8 a.m. CT / 9 a.m. ET to discuss these results.

That press release, along with other investor materials, including a slide presentation and reconciliations of certain non-GAAP measures to their nearest GAAP measures, will also be available on investor.integer.net.

About Integer®
Integer Holdings Corporation (NYSE: ITGR) is one of the largest medical device contract development and manufacturing organizations (CDMOs) in the world, serving the cardio and vascular, neuromodulation, and cardiac rhythm management markets. As a strategic partner of choice, we advance the goals of our medical device customers through industry-leading engineering and manufacturing, with a relentless commitment to quality, service, and innovation. The Company's brands include Greatbatch Medical® and Lake Region Medical®. Additional information is available at www.integer.net.

Contacts
Media Relations:
Misty Tippen
misty.tippen@integer.net
469-536-6702

Investor Relations:
Kristen Stewart
kristen.stewart@integer.net
551-337-3973

Forward-Looking Statements
Some of the statements contained in this press release and other written and oral statements made from time to time by us and our representatives are not statements of historical or current fact. As such, they are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. We have based these forward-looking statements on our current expectations, and these statements are subject to known and unknown risks, uncertainties and assumptions. Forward-looking statements include, but are not limited to, statements relating to: the outcome of the strategic review process; our goals, plans, and strategic initiatives; long-term growth prospects; maximizing value for our stockholders; and other events, conditions or developments that will or may occur in the future; and timing of any of the foregoing. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “forecast,” “outlook,” “assume,” “potential” or “continue” or variations or the negative counterparts of these terms or other comparable terminology. These statements are only predictions and are no guarantee of future performance, and investors should not place undue reliance on forward-looking statements as predictive of future results. Actual events or results may differ materially from those stated or implied by these forward-looking statements. In evaluating these statements and our prospects, you should carefully consider the factors set forth below. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary factors and to others contained throughout this press release.

Although it is not possible to create a comprehensive list of all factors that may cause actual results to differ from the results expressed or implied by our forward-looking statements or that may affect our future results, some of these factors and other risks and uncertainties that arise from time to time are described in Item 1A, “Risk Factors” of our Annual Report on Form 10-K and in our other periodic filings with the SEC and include, but are in no way limited to, the following:

  operational risks, such as our dependence upon a limited number of customers; reductions, delays or cancellations in demand from any significant customer or group of customers; pricing pressures and contractual pricing restraints we face from customers; our reliance on third-party suppliers for raw materials, key products and subcomponents; the cost of raw materials, products and subcomponents that are incorporated into our products; trade regulations; changes in order forecasts; our ability to predict and meet the demand for our products; interruptions in our manufacturing operations; uncertainty surrounding macroeconomic and geopolitical factors in the U.S. and globally; our ability to attract, train and retain a sufficient number of qualified associates to maintain and grow our business; the potential for harm to our reputation and competitive advantage caused by quality problems related to our products; our ability to successfully implement a new global enterprise resource planning (“ERP”) solution; our dependence upon our information technology systems and our ability to prevent cyber-attacks and other failures; global climate change and the emphasis on Environmental, Social and Governance matters by various stakeholders; our dependence upon our senior management team and key technical personnel; and consolidation in the healthcare industry both at a competitor and customer level resulting in increased competition and pricing pressure;
  strategic risks, such as the intense competition we face and our ability to successfully market our current or new products; our ability to recover the R&D investments made in the development of new products; our customers in-sourcing or dual sourcing production; our ability to respond to changes in technology; our ability to develop new products and expand into new geographic and product markets; and our ability to successfully identify, make and integrate acquisitions to expand and develop our business in accordance with expectations;
  market, financial and indebtedness risks, such as our ability to accurately forecast future performance based on operating results that often fluctuate; the volatility of our stock price; our failure to meet our publicly announced guidance; the ability of our share repurchase program to enhance shareholder value; shareholder activism; our significant amount of outstanding indebtedness and our ability to remain in compliance with financial and other covenants under the credit agreement governing our Senior Secured Credit Facilities; economic and credit market uncertainties that could interrupt our access to capital markets, borrowings or financial transactions; the conditional conversion features of our Convertible Notes adversely impacting our liquidity; the conversion of our Convertible Notes diluting ownership interests of existing holders of our common stock; the counterparty risk associated with our capped call transactions; the financial and market risks related to our international sales and operations; our complex international tax profile; and our ability to realize the full value of our intangible assets;
  legal and compliance risks, such as legal proceedings against us; regulatory issues resulting from product complaints, recalls or regulatory audits; the potential of becoming subject to product liability or intellectual property claims; our ability to protect our intellectual property and proprietary rights; our ability to comply with customer-driven policies and third-party standards or certification requirements; our ability to obtain and/or retain necessary licenses from third parties for new technologies; our ability and the cost to comply with environmental regulations; legal and regulatory risks from our international operations; the fact that the healthcare industry is highly regulated and subject to various regulatory changes; and our business being indirectly subject to healthcare industry cost containment measures and third-party coverage and reimbursement policies that could result in reduced sales of our products; and
  other risks and uncertainties that arise from time to time.

Unless otherwise noted, the forward-looking information in this press release is representative as of today only. Except as may be required by law, we assume no obligation to update forward-looking statements in this press release whether to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial conditions or prospects, or otherwise.